Corporate Overview

2©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Legal Disclaimers This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, current and future commercialization activities, timing and success of our ongoing and planned clinical trials and related data, the timing of announcements, updates and results of our clinical trials and related data, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, competitive position, industry environment, and potential market opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to the success, cost and timing of our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics, including our lead product candidates roflumilast cream and roflumilast foam; the progress of patient enrollment and dosing in our clinical trials; the ability of our product candidates to achieve applicable endpoints in the clinical trials; the safety profile of our product candidates; the potential for data from our clinical trials to support a marketing application, as well as the timing of these events; our ability to obtain funding for our operations, development and commercialization of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; future agreements with third parties in connection with the commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence on third party manufacturers; the success of competing therapies that are or may become available; our ability to attract and retain key scientific or management personnel; our ability to identify additional product candidates with significant commercial potential consistent with our commercial objectives; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward- looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on these and other factors that could affect these forward-looking statements is contained in our our Form 10-K filed with U.S. Securities and Exchange Commission (SEC) on February 22, 2022, and other reports filed with the SEC from time to time. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. All product and company names are trademarksTM or registered® trademarks of their respective holders.

3©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. 2022: A Transformational Year for Arcutis Continues FDA approval of ZORYVE (roflumilast) in plaque psoriasis and imminent launch is the realization of our efforts to bring meaningful innovation to address the unmet needs of patients with immune-mediated skin diseases Topical roflumilast is a unique “pipeline-in-a-product” opportunity across four development programs We remain confident in continuing our track record of Phase 3 successes in subsequent pivotal readouts in atopic dermatitis and scalp and body psoriasis later this year We will further strengthen our balance sheet by drawing an additional $125 million from our debt facility; enables robust launch investment for ZORYVE and continued pipeline advancement

4©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Our Strategy to Build the Preeminent Immuno- Dermatology Company FDA = U.S. Food and Drug Administration; IP = intellectual property Developing potential best- in-class and innovative topical dermatology therapies against validated biological targets Filling the innovation gap in the dermatology drug sector World-class leadership team >50 FDA-approved products Rapidly advancing a broad, innovative pipeline with strong IP protection for clinical assets Elevating the standard of care to simplify disease management and optimize drug efficacy, safety, and tolerability

5©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Formulation Preclinical Phase 1 Phase 2 Phase 3 NDA Review Approved Commercial Rights Roflumilast Cream (ARQ-151) Worldwide Worldwide Roflumilast Foam (ARQ-154) Worldwide Worldwide ARQ-252 Cream (JAK1 Inhibitor) U.S., EU, Japan, Canada U.S., EU, Japan, Canada ARQ-255 Suspension (JAK1 Inhibitor) U.S., EU, Japan, Canada Other Preclinical Projects Broad and Deep Pipeline Multiple “Pipeline in a Molecule” Opportunities Atopic Dermatitis Seborrheic Dermatitis Scalp Psoriasis Hand Eczema Vitiligo Alopecia Areata Plaque Psoriasis Acne, Palmoplantar Psoriasis, Nail Psoriasis, Rosacea

6©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Continued Execution Against Our Four Transformational Catalysts in 2022 * Phase 3 topline for INTEGUMENT-1 and -2; INTEGUMENT-PED expected in 2023 Roflumilast Cream Roflumilast Foam Atopic Dermatitis Phase 3 — Topline Data* Seborrheic Dermatitis Phase 3 — Topline Data Scalp Psoriasis Phase 3 — Topline Data Plaque Psoriasis FDA Approval Q4 2022Q3 2022Q2 2022

7©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Topical Roflumilast Opportunity: ~7 million Dermatologist-Treated Patients in the U.S. Alone Psoriasis Atopic Dermatitis Seborrheic Dermatitis Prevalence ~9M ~26M ~10M Topical Rx treated in Derm setting 2.0M (mild-moderate-severe) 2.6M (mild-to-moderate) 2.2M (moderate-to-severe) Topically treated outside Derm ~1.2M (mild-moderate-severe) ~4.1M (mild-to-moderate) ~1.0M (moderate-to-severe) Significant incremental opportunity to access the millions of U.S. patients Rx treated by other specialties (e.g., PCPs or pediatricians) via partnership Rx = Prescription; PCP = primary care physician

8©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE (zor-eev) - Next Generation PDE4 Inhibitor Approved for Treatment of Plaque Psoriasis in Ages 12+ PDE4 = phosphodiesterase-4 Uniquely broad label Once-daily treatment in mild, moderate, & severe plaque psoriasis, including intertriginous psoriasis Very well-tolerated, steroid-free cream Minimal adverse application site reactions; coupled with our proprietary HydroARQTM technology Efficacy & safety suitable for long-term use No boxed warnings/limitations on duration of use Established, rapid efficacy Significant clearance of plaques + itch in all affected areas of the body

9©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Arcutis Enjoys Strong IP Protection1 1As of 6/1/22; PK = pharmacokinetics; PDE4 = phosphodiesterase 4; JAK = Janus Kinase Roflumilast Patent Protection Expected Until At Least 2037 1 Pending U.S. patent application for method of use on a critical ingredient in the topical roflumilast formulations Pending U.S. patent application on novel restorative effect of the roflumilast cream vehicle1 2 Pending U.S. patent applications for the Deep Dermal Drug Delivery (4D) Technology underlying ARQ-255 Pending U.S. patent application for novel JAK1 inhibitor formulation (ARQ-252)1 11 1 Issued foreign patent for use of a critical ingredient in topical roflumilast formulations 1 Pending U.S. patent application on anti-fungal properties of PDE4 inhibitors 1 Issued U.S. patent on topical roflumilast PK profile (plus 3 pending) Issued U.S. and foreign patents on topical roflumilast cream and foam formulations

10©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Plaque Psoriasis - Significant Unmet Needs in Treatment Paradigm 1 Skin Insights: Uncovering Psoriasis survey of >500 adults who use topicals, March 2022 ~9M individuals in the U.S. affected Of patients wish they had more topical treatment alternatives to steroids1 81% Past topical therapies have numerous shortcomings Physicians and patients forced to trade-off between efficacy and safety/tolerability >90% of U.S. patients treated with topical drugs

11©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE Cream – FDA-Approved U.S. Label in Psoriasis WI-NRS: Worst Itch Numeric Rating Scale Once-daily treatment in mild, moderate, & severe plaque psoriasis Indication for ages 12+ Indication for treatment of intertriginous areas Itch data (WI-NRS) included in label

12©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Rapid, Robust Efficacy on IGA Success in Both Phase 3 Plaque Psoriasis Trials IGA = Investigator’s Global Assessment; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline; ITT Population Statistical analysis based on multiple imputation; Week 2, 4, and 6 consistent with label 3.2% 18.6% 26.0% 36.7% 2.0% 5.5% 4.5% 7.1% 0% 10% 20% 30% 40% 50% 60% Week 2 Week 4 Week 6 Week 8 P e rc e n ta g e o f P a ti e n ts ZORYVE Cream 0.3% (n=290) Vehicle (n=152) p < 0.0001 p < 0.0001 IGA Success DERMIS-2 6.3% 19.8% 32.4% 41.5% 2.3% 2.6% 6.2% 5.8% 0% 10% 20% 30% 40% 50% 60% Week 2 Week 4 Week 6 Week 8 P e rc e n ta g e o f P a ti e n ts IGA Success DERMIS-1 ZORYVE Cream 0.3% (n=286) Vehicle (n=153) p < 0.0001 p < 0.0001 p < 0.0001 p < 0.05 p < 0.0001

13©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Significant and Rapid Clearance of Plaques in DERMIS Phase 3 Studies Individual patient results may vary Baseline (Heel) Week 4 Week 8 IGA = 2 IGA = 0 IGA = 0 Demonstrated efficacy in tough-to-treat areas (knees/elbows) + intertriginous/sensitive areas

14©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Demonstrated Efficacy and Favorable Safety and Tolerability in Treating Intertriginous Plaques I-IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline 33.7 41.8 57.7 71.5 13.3 27.8 22.7 13.8 0 10 20 30 40 50 60 70 80 90 100 Week 2 Week 4 Week 6 Week 8 P a ti e n ts , % *P<0.01; **P<0.001; ***P<=0.0001; I-IGA-intent-to-treat population: patients with intertriginous area involvement with severity of the intertriginous lesions at least mild (I-IGA ≥2) at baseline. Statistical analysis based on multiple imputation; Week 2, 4, and 6 consistent with label; I-IGA, Intertriginous-Investigator’s Global Assessment. 1Skin Insights: Uncovering Psoriasis survey of >500 adults who use topicals, March 2022 Survey Suggests ~2 in 3 Patients Have Exhibited Psoriasis in Intertriginous Areas1 *** 32.7 53.2 58.4 67.5 6.5 16.1 13.3 17.4 0 10 20 30 40 50 60 70 80 90 100 Week 2 Week 4 Week 6 Week 8 P a ti e n ts , % ** *** * * ZORYVE Cream 0.3% Vehicle I-IGA Success DERMIS-1 I-IGA Success DERMIS-2 ZORYVE Cream 0.3% Vehicle ***

15©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Rapid Reduction of Itch in DERMIS-1 and DERMIS-2 Proportion of patients who achieved a ≥4-point improvement in WI-NRS from baseline score of ≥4 *P <0.001; ** P <0.0001; Evaluated in a subset of the intent-to-treat population of patients with WI-NRS pruritus score ≥4 at baseline; WI-NRS: Worst Itch Numeric Rating Scale Statistical analysis based on multiple imputation Robust reduction in itch occurs early and consistently improves through Week 8 34.9 49.4 66.7 22.7 18.7 25.7 0 10 20 30 40 50 60 70 80 90 100 Week 2 Week 4 Week 8 % o f P a ti e n ts ZORYVE Cream 0.3% (n=218) Vehicle (n=115) ** ** 41.5 55.8 68.6 21.9 21.2 33.3 0 10 20 30 40 50 60 70 80 90 100 Week 2 Week 4 Week 8 % o f P a ti e n ts ZORYVE Cream 0.3% (n=229) Vehicle (n=116) ** ** WI-NRS DERMIS-1 WI-NRS DERMIS-2 *

16©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. New Data Presented at AAD: Consistent Clearance Regardless of Baseline Disease Severity IGA Success = Clear or Almost Clear IGA status plus ≥2-grade improvement from baseline. PASI = Psoriasis Area and Severity Index; PASI-75 = ≥75% PASI improvement from baseline; Data are based on pooled data from DERMIS-1 and DERMIS-2. IGA results are from observed data from the Intent-to-treat population; Presented at American Academy Of Dermatology (AAD) Annual Meeting, March 25–29, 2022, Boston, MA, USA. 39.8% 36.5% 46.7% 6.9% 8.5% 1.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% <5% 5-10% >10% P e rc e n ta g e o f P a ti e n ts Roflumilast cream 0.3% Vehicle cream n=265 n=207 n=114 n=121 n=104 n=70 IGA Success by Baseline BSA at Week 8 39.0% 38.1% 47.8% 5.9% 9.4% 1.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% <5% 5-10% >10% P e rc e n ta g e o f P a ti e n ts Roflumilast cream 0.3% Vehicle cream n=246 n=181 n=101 n=106 n=92 n=56 PASI-75 by Baseline BSA at Week 8 p < 0.0001 p < 0.0001 p < 0.0001 p < 0.0001 p < 0.001 p < 0.001

17©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE – Safe and Very Well-Tolerated Data are presented for safety population DERMIS-1 and -2 Adverse Reactions Reported in >=1% of Subjects for 8 Weeks [n (%)] ZORYVE (n=576) Vehicle (n=305) Diarrhea 18 (3.1) 0 (0.0) Headache 14 (2.4) 3 (1.0) Insomnia 8 (1.4) 2 (0.7) Nausea 7 (1.2) 1 (0.3) Application site pain 6 (1.0) 1 (0.3) Upper respiratory tract infection 6 (1.0) 1 (0.3) Urinary tract infection 6 (1.0) 2 (0.7)

18©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Durability of Response Maintained: Phase 2 Long-Term Data in Plaque Psoriasis Observed data from ARQ-151-202 study; IGA = Investigator’s Global Assessment; OLE = open label extension 0 10 20 30 40 50 60 70 0 4 8 12 16 20 24 28 32 36 40 44 48 52 P a ti e n ts , % Week ZORYVE Cream 0.3% (201→202) ZORYVE Cream 0.3% after Vehicle Crossover (201→202) In 594 subjects who continued ZORYVE for up to 64 weeks in OLE trials, the adverse reaction profile was similar to that of vehicle- controlled vehicles • Durable efficacy over 52-64 weeks • Comparable to DERMIS-1/-2 8-week efficacy • Median duration of IGA of Clear or Almost Clear = 37 weeks • 73.5% of patients completed 52-64 weeks of treatment • Only 0.9% discontinued due to lack of efficacy • Only 3.9% discontinued due to any adverse event IGA of ‘Clear’ or ‘Almost Clear’

19©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE Healthcare Provider Payor Patient ZORYVE: Designed to Simplify the Treatment of Psoriasis

20©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE Cream’s Label in Psoriasis is Recognition of Our Differentiated Profile Comparison based on FDA-approved labels for referenced products. No head-to-head trials between these products have been conducted. DUOBRII® : halobetasol propionate and tazarotene; ENSTILAR® : calcipotriene and betamethasone dipropionate; Wynzora® : calcipotriene and betamethasone dipropionate; VTAMATM : tapinarof In Label DUOBRII® ENSTILAR® Wynzora® VTAMATM ZORYVETM Intertriginous efficacy Approved down to age 12 Itch efficacy data Lack of warnings or precautions No limitations on duration of use

21©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE - Patient-Friendly Formulation That Effectively Delivers Highly Potent PDE4 Once-daily dosing Steroid-free Uniquely featuring HydroARQ Technology • Non-greasy, moisturizing cream • Spreads easily, absorbs quickly • No sensitizing excipients or irritants (e.g. propylene glycol, ethanol)

22©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Patient Dynamics Are Favorable Towards Trial ~2M Psoriasis patients currently Rx treated topically by U.S. dermatologists Rx = prescription Minimal behavioral change required to activate utilization • 90% of U.S. patients treated with topicals Highly dynamic market facilitates start/switch • Steroids limited to short duration – frequent need to switch Sparse competitive landscape for innovative topical therapies • Synergy in activating non-steroidal market with two innovative topicals launching

23©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Strong Patient Interest and Engagement in Innovation 2 in 3 Patients have exhibited psoriasis in intertriginous areas Wish topical treatments were a once daily application 9 in 10 Wish they could use a single topical therapy anywhere on their body 9 in 10 Intertriginous patients would be more adherent if a single topical could be used everywhere on the body Are interested in trying a new topical treatment for their psoriasis Source: Skin Insights: Uncovering Psoriasis survey of >500 adults who use topicals, March 2022 Wish there were more effective topical treatment options Patients

24©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Our Access Strategy Remains Unchanged: Unlocking Broad, High-Quality Access to ZORYVE Responsible pricing Designed to obtain broad and rapid coverage Reduced prescriber burden Key to maximizing volume opportunity Rapid follow-on indications Allow for portfolio volumes across multiple indications

25©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. WAC Price of $825 Optimizes for Our Access Objectives, Helps More Patients, & Maximizes Total Franchise Value Topical Roflumilast • Highly innovative • Effective, safe, well-tolerated • Potential 1st line treatment option • Potential follow-on indications in AD & Seb Derm with varied patient mix Our Access/Coverage Goals • High-quality coverage for patients • Faster formulary consideration/adoption • Preservation of gross-to-net • Optimizing for volume & franchise value $825/tube

26©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. List Prices of Select Branded Topicals Source: Analysource – 7/15/22 Indicative Payor Controls $1200$400 $800 $1950 $830 = CMS Specialty Tier

27©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Patients Will be Supported via ZORYVE Direct 27 For Financially Eligible Patients who are Uninsured or Underinsured, Arcutis Will Also Offer the Arcutis CaresTM Patient Assistance Program *Uninsured patients and patients with government insurance are not eligible for the ZORYVE Direct savings program; Other terms and restrictions apply Commercially insured patients with ZORYVE coverage $25 Commercially insured patients without ZORYVE coverage $75 Savings Program*

28©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE Launch Readiness Sales force fully hired; detailing begins today Product expected in channel in < 2 weeks Broad sampling program ready to activate ZORYVE Direct patient support active

29©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Strategic Parallels to Oral CGRPs CGRP = calcitonin gene-related peptide Biohaven / Nurtec® Arcutis / Topical Roflumilast Chronic, symptomatic diseases Migraine Psoriasis / Atopic Derm / Seb Derm Large, competitive markets with significant unmet need ~45 million Americans ~45 million Americans Meaningful innovation to supplant outdated, generic standard of care Triptans Topical Steroids Follow-on indications to expand opportunity Acute → Preventive Psoriasis → Atopic Derm + Seb Derm + Scalp Psoriasis With the Right Product Profile and the Right Execution First-time launches can be successful and drive significant value appreciation

30©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Significant Opportunity in Underserved, Rapidly Growing Atopic Dermatitis (AD) Market 1Source: IQVIA [Biologic = Dupixent; PDE4 = Eucrisa]; TCI = topical calcineurin inhibitor $1.8 $2.7 $3.8 $4.6 $5.9 $7.0 $8.1 $9.4 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 2019 2020 2021 2022 2023 2024 2025 2026 Atopic Dermatitis Sales2 United States US Sales ($B) 88% 6% 5% 1% Total 2021 TRx of ~26 Million1 Topical Steroids TCIs Biologic Topical PDE4 2Source: Evaluate Pharma; CAGR = compound annual growth rate

31©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Atopic Dermatitis: Compelling Opportunity for Roflumilast Cream Very large, established market • ~26 million individuals in U.S. affected • 12% prevalence in children → need for safe/effective therapy Significant unmet needs for safe, effective, and chronic use therapy JAK class labeling very favorable for roflumilast potential Roflumilast Cream Clinical Profile Closely aligned with: 1. Physician 2. Payor 3. Patient 4. Parent JAK = Janus kinase

32©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Cream May Address Unmet Needs in Atopic Dermatitis Validated Target PDE4 inhibition validated in AD Well- tolerated • No application site reaction • A favorable safety profile Simple, easy-to-use Once-a-day cream X Efficacy Robust Phase 2 efficacy across multiple endpoints Topline data expected by year-end 2022 INTEGUMENT-1 & -2 PDE4 = Phosphodiesterase 4

33©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Consistent Evidence of Efficacy Results Across Endpoints in Phase 2 Proof of Concept Data presented for intent-to-treat population.; EASI = eczema area severity index; vIGA-AD = validated investigator’s global assessment – atopic dermatitis; LS = least squares; CI = confidence interval -6.4 -6.0 -4.8 -8 -6 -4 -2 0 Week 4 L S m e a n c h a n g e f ro m b a se li n e , ( 9 5 % C I) P=0.356 P=0.097 -72.3 -69.4 -55.8 -100 -80 -60 -40 -20 0 L S M e a n c h a n g e f ro m b a se li n e , ( 9 5 % C I) P=0.049 52.3 59.1 31.1 0 20 40 60 80 100 P a ti e n ts , % ( 9 5 % C I) P=0.009 P=0.045 52.3 50.0 31.1 0 20 40 60 80 100 P a ti e n ts , % ( 9 5 % C I) P=0.040 Vehicle (n=45)Roflumilast 0.15% (n=45) Roflumilast 0.05% (n=46) EASI Percent change from baseline: Week 4 EASI-75 Responder rate: Week 4 vIGA-AD Score of clear or almost clear: Week 4 Absolute EASI Change from baseline (primary endpoint): Week 4

34©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Cream vs. Current Approved Treatments in Atopic Dermatitis [EASI-75 Responders] 52.3% 59.1% 31.1% 0% 10% 20% 30% 40% 50% 60% 70% Week 4 ARQ-151-212 0.15% ARQ-151 QD 0.05% ARQ-151 QD Vehicle QD p = 0.009 p = 0.045 29.3% 15.3% Week 4 EUCRISA® Ph3b/4 Eucrisa BID Vehicle BID 58.5% 14.3% 50.4% 10.2% Week 4 OPZELURA® Ph 3 Opzelura BID1 Vehicle BID1 Note: The results of this retrospective post-hoc cross-trial comparison may not be directly comparable, as they are not from a single head-to-head clinical trial. DUPIXENT & RINVOQ were studied in moderate-to-severe populations; QD = once a day dosing; BID = twice a day dosing; Q2W = once every two weeks dosing 51.3% 14.7% 44.2% 11.9% Week 16 DUPIXENT® Ph 3 Dupixent 300mg Q2W Placebo 62.3% 8.9% 54.7% 5.0% Week 4 RINVOQ® Ph 3 Rinvoq 15mg QD Placebo QD

35©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. The Importance of Vehicle in AD Treatment – Restoring the Skin Barrier Moisturizing Non–lipid-extracting emulsifiers Non-irritating Optimized vehicle formulation may promote treatment adherence and therapeutic effect Roflumilast Cream uniquely formulated as emollient, water- based cream without burning or stinging In AD, the skin barrier function is compromised, and moisture is lost from skin Moisturizing agents (emollients) are commonly used first-line therapies Proprietary Vehicle Technology

36©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Cream Vehicle Comparable to a Leading Commercial Moisturizer Statistically Significant Improvements in Investigator and Patient-Assessed Moisturizing Properties Mild Eczema Trial Vehicle for Roflumilast Cream versus Ceramide-Containing Moisturizing Cream • N = 40 • Primary endpoint of TEWL showed no skin barrier damage for roflumilast vehicle at Day 15 • Mean TEWL similar between roflumilast vehicle and ceramide-containing moisturizer • No adverse events / tolerability issues S co re Day Overall Patient Assessment of Efficacy* TEWL = trans epidermal water loss; * Includes dryness, redness, roughness, irritation and others (Draelos et al RAD 2021 Poster)

37©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Favorable Safety and Tolerability Profile in Atopic Dermatitis • 95% of subjects completed Phase 2 study •Safety and tolerability profile for roflumilast groups similar to vehicle •Treatment-related AEs rare and balanced across study arms (all mild or moderate) •No evidence of local tolerability issues (burning, stinging) •No evidence of side effects typical of oral PDE4 inhibition (GI, psych, weight) GI = gastrointestinal; PDE4 = Phosphodiesterase 4

38©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. INTEGUMENT-1 & -2 Phase 3 Atopic Derm Studies Endpoints Primary • vIGA-AD success at week 4 Secondary • EASI-75 • WI-NRS (itch) • vIGA-AD = Clear (0) or Almost Clear (1) Safety and tolerability Eligibility • Diagnosis of mild or moderate AD (vIGA-AD = 2 or 3) • Age 6+ • BSA ≥3% • EASI ≥5 Roflumilast Cream 0.15% QD (N = ~430) Vehicle QD (N = ~220) 4 weeks dosing 2:1 R an do m iz e N=650 Randomized, Double-blind, Vehicle-controlled, Multicenter Studies (Two identical, parallel Phase 3 studies) vIGA-AD Success = Clear or Almost Clear with at least a 2-grade improvement from baseline.; BSA = body surface area; EASI = eczema area severity index; WI-NRS: Worst Itch Numeric Rating Scale; QD = once a day dosing;

39©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. INTEGUMENT Studies Designed for Broad Label in Mild-to-Moderate Atopic Dermatitis IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline.; BSA = body surface area; Statistical power on both primary and key secondary endpoints critical to ensuring a robust label INTEGUMENT-1, -2 and -PED each enrolling ~650 patients • ~430 patients in each active arm compared to only ~45 in Phase 2 • Comprehensive safety database >95% statistical power to detect IGA Success effect size seen in Phase 2 No upper limit on BSA No expectation for limitation in duration of treatment

40©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Foam – Significant, Underappreciated Opportunity for Arcutis Seb Derm • As big a market as psoriasis, with no products promoted or in development Scalp • 40% of plaque psoriasis sufferers have scalp involvement • Competitive differentiation in psoriasis

41©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Scalp Psoriasis - Roflumilast Foam May Address Unmet Needs ~40% of Plaque Psoriasis sufferers have scalp involvement Roflumilast foam ideal for scalp and body psoriasis • Suitable for chronic use • Foam is ideal for hair-bearing areas such as scalp, where cream, lotion, or ointment is not suitable • Unlike most other options, single treatment for all areas of the body • May be used near the eyes • Rapid and robust impact on itch • Topline expected late Q3 / early Q4 2022

42©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. 17.4% 41.3% 59.1% 3.1% 5.6% 11.4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts ~ 60% of Patients Achieved S-IGA Success at Week 8 Roflumilast foam 0.3% (n=200) Vehicle (n=104) 44.6% 62.0% 71.0% 15.6% 22.1% 18.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts >70% of Patients Achieved a SI-NRS 4-pt Response at Week 8 Roflumilast foam 0.3% (n=173) Vehicle (n=96) Scalp Psoriasis - Rapid and Robust Impact on Key Efficacy Measures in Phase 2 S-IGA = scalp investigator’s global assessment; SI-NRS = scalp itch numeric rating scale; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline; 40.3% of patients on roflumilast foam achieved body IGA (B-IGA) success at week 8 versus 6.8% on vehicle p < 0.0001 p < 0.0001 p < 0.0001 p < 0.0001 p < 0.0001 P = 0.0009

43©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Seborrheic Dermatitis – Significant Unmet Needs in Treatment Paradigm ~10 million Individuals in the U.S. affected • Itchy red patches covered by greasy / flaking scales on scalp, face and chest •Topicals dominate treatment, but options pose challenges: • Steroids pose safety issues, especially with chronic use • Proximity to eyes/thin skin on face exacerbates safety concerns • Topical antifungals offer only modest efficacy • Polypharmacy

44©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Foam Could Become Standard of Care in Seborrheic Dermatitis Efficacy data showed meaningful symptomatic improvement The ability to use on all affected areas of the body Safety and tolerability data that supports potential for chronic use Simple, easy-to-use, 1x daily foam for scalp Dual Mechanism: Anti-fungal + Anti- inflammatory X

45©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Seborrheic Dermatitis: Opportunity Comparable in Size to Psoriasis 1Arcutis Quantitative Seb Derm Research August 2020, n=100 Dermatology HCPs; TRx = prescription Mild Moderate Severe Patients receiving a prescription treatment 1st line1 71% 92% 97% 75 Average # of seborrheic dermatitis patients seen in a typical month 10 M 6.9 M 4.1 M 2.2 M Seb Derm U.S. Prevalence Topically TRx- treated Topically TRx-treated by derm Topically TRx-treated by derm (moderate-to-severe)

46©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Patients Require Complex and Onerous Treatment Regimens 1Harris Poll Seborrheic Dermatitis Survey (n>600 HCPs, n=300 patients) OTC = over the counter; HCP = healthcare professional 1.4 2.1 2.4 Prescription treatments OTC treatments Alternative treatments TOTAL 5.9 Actively Using Treatments1 Per Week, Mean 9 in 10AGREE1 “I would be more likely to stick with a treatment plan if it meant using fewer treatments.” “I am interested in trying new treatment options.” 9 in 10 AGREE1 Patients ready for new options

47©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. STRATUM Phase 3 Trial in Seborrheic Dermatitis Randomized, Double-blind, Vehicle-controlled Multicenter Study IGA = Investigator’s Global Assessment; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline; WI-NRS: Worst Itch Numeric Rating Scale; QD = once a day; BSA = body surface area Endpoints Primary • IGA success at week 8 Secondary • IGA success at week 2 and 4 • IGA score of 0 at week 8 • Overall assessment of erythema/scaling • WI-NRS (itch) Safety and tolerability Eligibility • Diagnosis of at least moderate seborrheic dermatitis (IGA ≥3) • Age 9+ • Up to 20% BSA Roflumilast Foam 0.3% QD Dosing Vehicle QD Dosing 8 weeks dosing 2:1 R an do m iz e N=457

48©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Rapid and Robust Results on IGA Success in Pivotal Phase 3 STRATUM trial 43.2% 73.2% 80.1% 26.6% 47.9% 59.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts 80% of Patients Achieved IGA Success at Week 8 Roflumilast Foam 0.3% (n=304) Vehicle (n=153) IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline p = 0.0006 p < 0.0001 p < 0.0001

49©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Over 50% of Patients Achieved IGA of Clear at Week 8 IGA = Investigator’s Global Assessment 16.4% 35.6% 50.7% 6.5% 14.9% 28.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts >50% of Patients Achieved IGA of Clear (IGA = 0) at Week 8 Roflumilast Foam 0.3% (n=304) Vehicle (n=153) p = 0.0047 p < 0.0001 p < 0.0001

50©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Robust Itch Response in Phase 3 WI-NRS: Worst Itch Numeric Rating Scale; WI-NRS response = 4 point reduction in WI-NRS in patients with WI-NRS > 4 at baseline 32.6% 47.9% 63.6% 15.6% 30.4% 42.3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts ~64% of Patients Achieved a WI-NRS Response at Week 8 Roflumilast Foam 0.3% (n=304) Vehicle (n=153) p = 0.0037 p = 0.0029 p = 0.0005

51©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Foam Was Well-Tolerated in Phase 3 AE: adverse event; SAE: serious adverse event; TEAE: treatment-emergent adverse event Subjects (%) Roflumilast 0.3% (n=304) Vehicle (n=153) Overall (n=457) Subjects with any TEAE 70 (23.0%) 33 (21.6%) 103 (22.5%) Subjects with any Treatment-Related TEAE 8 (2.6%) 5 (3.3%) 13 (2.8%) Subjects with any SAE 1 (0.3%) 0 1 (0.2%) Treatment-related SAE 0 0 0 Subjects who discontinued Study Drug due to AE 2 (0.7%) 3 (2.0%) 5 (1.1%) Subjects who discontinued Study due to AE 2 (0.7%) 3 (2.0%) 5 (1.1%)

52©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Most Common Treatment Emergent Adverse Events (>1.0% in Any Group) *All graded as mild Preferred Term Roflumilast 0.3% (n=304) Vehicle (n=153) Overall (n=457) COVID-19 11 (3.6%) 5 (3.3%) 16 (3.5%) Urinary tract infection 4 (1.3%) 3 (2.0%) 7 (1.5%) Nasopharyngitis 4 (1.3%) 1 (0.7%) 5 (1.1%) Nausea* 5 (1.6%) 0 5 (1.1%) Application site pain 1 (0.3%) 3 (2.0%) 4 (0.9%) Sinusitis 0 2 (1.3%) 2 (0.4%)

53©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Advancing Multiple Preclinical Programs in Dermatology Candidate Preclinical Program ARQ-252 Cream (JAK1 Inhibitor) • Chronic Hand Eczema • Vitiligo ARQ-255 Suspension (JAK1 Inhibitor) • Alopecia Areata Other Preclinical Projects • Acne • Palmoplantar Psoriasis • Nail Psoriasis • Rosacea Strategic In-licensing / Business Development • Best-in-class potential • Validated targets • Modality agnostic